                                                                   EXHIBIT 10.3

                                 IMPERIAL BANK
                                  MEMBER FDIC

                          SECURITY AND LOAN AGREEMENT
                             (ACCOUNTS RECEIVABLE)

1. This Agreement is entered into between OVERLAND DATA INC., a Corporation (herein called "Borrower") and IMPERIAL BANK (herein called "Bank"):

                         80.000 % of Eligible Accounts

     and in no event more than   $5,000,000.00

2. The amount of each loan made by Bank to Borrower hereunder shall be debited to the loan ledger account of Borrower maintained by Bank (herein called "Loan Account") and Bank shall credit the Loan Account with all loan repayments made by Borrower. Borrower promises to pay Bank(a) the unpaid balance of Borrower's Loan Account on demand and (b) on or before the tenth day of each month, interest on the average daily unpaid balance of the Loan Account during the immediately preceding month at the rate of NO & 500/1000THS percent (0.500%) per annum in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall for Interest computation purposes be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Account including accrued but unpaid interest at any time. Such notice may be given verbally or in writing and should be effective upon receipt by Borrower. The amount of interest payable each month by Borrower shall not be less than a minimum monthly charge of $0.00. Bank is hereby authorized to charge Borrower's deposit account(s) with Bank for all sums due Bank under this Agreement.

3. Requests for loans hereunder shall be in writing duly executed by Borrower in a form satisfactory to Bank and shall contain a certification setting forth the matters referred to in Section 1 which shall disclose that Borrower is entitled to the amount of loan being requested.

4. As used in this Agreement, the following terms shall have the following meanings:

     A. "Accounts" means any right to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered no matter how evidenced, including accounts receivable, contract rights, chattel paper, instruments, purchase orders, notes, drafts, acceptances, general intangibles and other forms of obligations and receivables.

     B. "Collateral" means any and all personal property of Borrower which is assigned or hereafter is assigned to Bank as security or in which Bank now has or hereafter acquires a security interest.

     C. "Eligible Accounts" means all of Borrower(s) Accounts excluding, however, (1) all Accounts under which payment is not received within 90 days from any invoice date, (2) all Accounts against which the account debtor or any other person obligated to make payment thereon asserts any defense, offset, counterclaim or other right to avoid or reduce the liability represented by the account and (3) any Accounts if the account debtor or any other person liable in connection therewith is insolvent, subject to bankruptcy or receivership proceedings or has made an assignment for the benefit of creditors or whose credit standing is unacceptable to Bank and Bank has so notified Borrower. Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time.

5. Borrower hereby assigns to Bank all Borrower's present and future Accounts, including all proceeds due thereunder, all guaranties and security therefor, and hereby grants to Bank a continuing security interest in all moneys in the Collateral Account referred to Section 6 hereof, as security for any and all obligations of Borrower to Bank, whether now owing or hereafter incurred and whether direct, indirect, absolute or contingent. So long as Borrower is indebted to Bank or Bank is committed to extend credit to Borrower, Borrower will execute and deliver to Bank such assignments, including Bank's standard forms of Specific or General Assignment covering individual Accounts, notices, financing statements, and other documents and papers as Bank may require in order to affirm, effectuate or further assure the assignment to Bank of the Collateral or to give any third party, including the account debtors obligated on the Accounts, notice of Bank's interest in the Collateral.

6. Until Bank exercises its rights to collect the Accounts pursuant to paragraph 10, Borrower will collect with diligence all Borrower's Accounts provided that no legal action shall be maintained thereon or in connection therewith without Bank's prior written consent. Any collection of Accounts by Borrower, whether in the form of cash, checks, notes, or other instruments for the payment of money (properly endorsed or assigned where required to enable Bank to collect same), shall be in trust for Bank. and Borrower shall keep all such collections separate and apart from all other funds and property so as to be capable of identification as the property of Bank and deliver said collections daily to Bank in the identical form received. The proceeds of such collections when received by Bank may be applied by Bank directly to the payment of Borrower's Loan Account or any other obligation secured hereby. Any credit given by Bank upon receipt of said proceeds shall be conditional credit subject to collection. Returned Items at Bank's option may be charged to Borrower's general account. All collections of the Accounts shall be set forth on an itemized schedule, showing the name of the account debtor, the amount of each payment and such other information as Bank may request.

7. Until Bank exercises its rights to collect the Accounts pursuant to paragraph 10, Borrower may continue its present policies with respect to returned merchandise and adjustments. However, Borrower shall immediately notify Bank of all cases involving returns, repossessions, and loss or damage of or to merchandise represented by the Accounts and, of any credits, adjustments or disputes arising in connection with the goods or services represented by the Accounts and, in any of such events, Borrower will immediately pay to Bank from its own funds (and not from the proceeds of Accounts or Inventory) for application to Borrower's Loan Account or any other obligation secured hereby the amount of any credit for such returned or repossessed merchandise and adjustments made to any of the Accounts.

8. Borrower represents and warrants to Bank: (i) If Borrower is a corporation, the Borrower is duly organized and existing in the State of its incorporation and the execution, delivery and performance hereof are within Borrower's corporate powers, have been duly authorized and are not in conflict with law or the terms of any charter, by-law or other incorporation papers, or of any indenture, agreement or undertaking to which Borrower is found or affected; (ii) Borrower is or at the time the collateral becomes subject to Bank's security interest will be, the true and lawful owner of and has, or at the time the Collateral becomes subject to Bank's security interest will have, good and clear title to the Collateral, subject only to Bank's rights therein; (iii) Each Account is, or at the time the Account comes into existence will be a true and correct statement of a bona fide indebtedness incurred by the debtor named therein in the amount of the Account for either merchandise sold or delivered (or being held subject to Borrower's delivery instructions) to, or services rendered, performed and accepted by the account debtor; (iv) That there are or will be no defenses, counterclaims, or setoffs which may be asserted against the Accounts; and
     (v) any and all financial information, including information relating to the Collateral, submitted by Borrower to Bank, whether previously or in the future, is or will be true and correct.

9. Borrower will (i) Furnish Bank from time to time such financial statements and information as Bank may reasonably request and inform Bank immediately upon the occurrence of a material adverse change therein: (ii) Furnish Bank periodically, in such form and detail and at such times as Bank may require, statements showing aging and reconciliation of the Accounts and collections thereon: (iii) Permit representatives of Bank to inspect the Borrower's books and records relating to the Collateral and make extracts therefrom at any reasonable time and to arrange for verification of the Accounts, under reasonable procedures, acceptable to Bank, directly with the account debtors or otherwise at Borrower's expense; (iv) Promptly notify Bank of any attachment or other legal process levied against any of the Collateral and any information received by Borrower relative to the Collateral, including the Accounts, the account debtors or other persons obligated in connection therewith, which may in any way affect the value of the Collateral or the rights and remedies of Bank in respect thereto; (v) Reimburse Bank upon demand for any and all legal costs, including reasonable attorneys' fees, and other expense incurred in collecting any sums payable by Borrower under Borrower's Loan Account or any other obligation secured hereby, enforcing any term or provision of this Security Agreement or otherwise or in the checking, handling and collection the Collateral and the preparation and enforcement of any agreement relating thereto; (vi) Notify Bank of each location and of each office of Borrower at which records of Borrower relating to the Accounts are kept; (vii) Provide, maintain and deliver to Bank policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Bank may require and with loss payable solely to Bank, and, in the event Bank takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall at the option of Bank become the sole property of Bank, such policies and the proceeds of any other insurance covering or in any way relating to the Collateral, whether now in existence or hereafter obtained, being hereby assigned to Bank; and (viii) In the event the unpaid balance of Borrower's Loan Account shall exceed the maximum amount of outstanding loans to which Borrower is entitle under Section 1 hereof, Borrower shall immediately pay to Bank, from its own funds and not from the proceeds of Collateral, for credit to Borrower's Loan Account the amount of such excess.

10. Bank may at any time, without prior notice to Borrower, collect the Accounts and may give notice of assignment to any and all account debtors, and Borrower does hereby make, constitute and appoint Bank its irrevocable, true and lawful attorney with power to receive, open and dispose of all mail addressed to Borrower to endorse the name of Borrower upon any checks or other evidences of payment that may come into the possession of Bank upon the Accounts to endorse the name of the undersigned upon any document or instrument relating to the Collateral; In its name or otherwise, to demand, sue for, collect and give acquittances for any and all moneys due or to become due upon the Accounts; to compromise, prosecute or defend any action, claim or proceeding with respect thereto; and to do any and all things necessary and proper to carry out the purpose herein contemplated.

11. Until Borrower's Loan Account and all other obligations secured hereby shall have been repaid in full, Borrower shall not sell, dispose of or grant a security interest in any of the Collateral other than to Bank, or execute any financing statements covering the Collateral in favor of any secured party or person other than Bank.

12. Should: (i) Default be made in the payment of any obligation, or reach be made in any warranty, statement, promise, term or condition, contained herein or hereby secured; (ii) Any statement or representation made for the purpose of obtaining credit hereunder prove false; (iii) Bank deem the Collateral inadequate or unsafe or in danger of misuse; (iv) Borrower become insolvent or make any assignment for the benefit of creditors; or
     (v) Any proceeding be commended by or against Borrower under any bankruptcy, reorganization, arrangement, readjustment of debt or moratorium, law or statute; then in any such event, Bank may, at its option and without demand first made and without notice to Borrower, do any one or more of the following: (a) Terminate its obligation to make loans to Borrower as provided in Section 1 hereof; (b) Declare all sums secured hereby immediately due and payable; (c) immediately take possession of the Collateral wherever it may be found, using all necessary force so to do, or require Borrower to assemble the Collateral and make it available to Bank at a place designated by Bank which is reasonably convenient to Borrower and Bank, and Borrower waives all claims for damages due to or arising from or connected with any such taking;
     (d) Proceed in the foreclosure of Bank's security interest and sale of the Collateral in any manner permitted by law, or provided for herein;
     (e) Sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Bank may determine, and Bank may purchase same at any such sale: (f) Retain the Collateral in full satisfaction of the obligations secured thereby; (g) Exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Bank may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as Bank may deem advisable, and any sums expanded therefor by Bank shall be repaid by Borrower and secured hereby. Bank shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not estop or prevent Bank from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this Security Agreement, Borrower hereby promises and agrees to pay Bank any deficiency.

13. If any writ of attachment, garnishment, execution or other legal process be issued against any property of Borrower, or if any assessment for taxes against Borrower, other than real property is made by the Federal or State government or any department thereof, the obligation of Bank to make loans to Borrower as provided in Section 1 hereof shall immediately terminate and the unpaid balance of the Loan Account, all other obligations secured hereby and all other sums due hereunder shall immediately become due and payable without demand, presentment or notice.

14. Borrower authorizes Bank to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to Bank in connection with the transactions contemplated herein at any time subsequent to four months from the time such items are delivered to Bank.

15. Nothing herein shall in any way limit the effect of the conditions set forth in any other security or other agreement executed by Borrower, but each and every condition hereof shall be in addition thereto.

*16. Additional Provisions:   SEE "EXHIBIT A" ATTACHED

     Executed this    2nd  day of   May  1995

                                       OVERLAND DATA INC.

                                       BY: /s/ Scott McClendon
                                          ---------------------------------
     IMPERIAL BANK                          Scott McClendon

BY: /s/ Jed Harris, V.P.               BY: /s/ Dale Hornback
   ---------------------------------      ---------------------------------
                                            Dale Hornback

                                 EXHIBIT "A"

ADDENDUM TO SECURITY AND LOAN AGREEMENT
("SECURITY AND LOAN AGREEMENT") BETWEEN
OVERLAND DATA, Inc. AND IMPERIAL BANK
Dated: May 8, 1995
-

This Addendum is made and entered into May 8, 1995, between OVERLAND DATA, INC.("Borrower")and Imperial Bank ("Bank").

This Addendum amends and supplements the Security and Loan Agreement. In the event of any inconsistency between the terms herein and the terms of the Security and Loan Agreement, the terms herein shall in all cases govern and control. All capitalized terms herein, unless otherwise defined herein, shall have the meaning set forth in the Security and Loan Agreement.

1. a. Any commitment of Bank, pursuant to the terms of the Security and Loan Agreement, to make advances against Eligible Accounts shall expire on November 5, 1998, subject to Bank's right to renew said commitment at its sole discretion. Any renewal of the commitment shall not be binding upon the Bank unless it is in writing and signed by an officer of the Bank.

    b. Notwithstanding anything in the Security and Loan Agreement to the contrary, Borrower may borrow by way of loans and Bankers Acceptances up to $1,500,000 in excess of the Borrowing Base availability (the "Overadvance"). The maximum Overadvance shall reduce by $150,000 every six months commencing November 1, 1995

2. Borrower represents and warrants that:

    a. Litigation. There is no litigation or other proceeding pending or threatened against of affecting Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

    b. Financial Condition. The balance sheet of Borrower of February 28, 1995, and the related profit and loss statement on that date, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, and said balance sheet and profit and loss statement truly present the financial condition of Borrower as of the date thereof and the results of the operations of Borrower for the period covered thereby, and have been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date, there have been no materially adverse changes. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special

EXHIBIT A
Page 2

commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have materially adverse effect upon its financial condition, operations or business as now conducted.

    c. Trademarks, Patents. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with valid trademarks, trade names, copyrights patents and license rights of others.

    d. Tax Status. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

3. Borrower agrees that so long as it is indebted to Bank, it will not, without Bank written consent:

    a. Type of Business. Management. Make any substantial change in the character of its business; or make any change in its executive management.

    b. Outside Indebtedness. Create, incur, assume or permit to exist any indebtedness for borrowed moneys other than loans from Bank except obligations now existing as shown in financial statement dated February 28, 1995, excluding those being refinanced by Bank; or sell or transfer, wither with or without recourse, any accounts or notes receivable or any moneys due to become due.

    c. Liens and Encumbrances. Create, incur, assume any mortgage, pledge, encumbrance, lien or charge of any kind (including the charge upon property at any time purchased or acquired under conditional sale or other title retention agreement) upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in Bank's favor.

    d. Loans, Investments, Secondary Liabilities, Make any loans or advances to any person or other entity other than in the normal and ordinary course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

EXHIBIT A
Page 3

3. e. Acquisition or Sale of Business; Merger or Consolidation. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefore; or sell any assets except in the ordinary and normal course of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.

    f. Dividends, Stock Payments. Declare or pay any dividend (other than dividends payable in common stock of Borrower)or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock.

4. Should there be a default under the Security and Loan Agreement, the General Security Agreement or under the Note, all obligations, loans and liabilities of Borrower to Bank, due or to become due, whether now existing or hereafter arising, shall at the option of the Bank, become immediately due and payable without notice or demand, and Bank shall thereupon have the right to exercise all of its default rights and remedies.

5. In addition to the provisions in the Security and Loan Agreement, Eligible Accounts shall only include such accounts as Bank in its sole discretion shall determine are eligible from time to time. "Eligible Accounts" shall also NOT include any of the following:

    a. Accounts with respect to which the account debtor is an officer, director, shareholder, employee, subsidiary or affiliate of Borrower.

    b. Accounts with respect to which 50% or more of the account debtors total accounts or obligations outstanding to Borrower are more than 90 days from invoice date are not eligible.

    c. For accounts representing more than 20% of total accounts receivable, the balance in excess of the 20% is not eligible. However, the Bank may deem, at its sole discretion, the entire amount eligible.

    d. Accounts with respect to international transactions unless insured by an insurance company acceptable to the Bank or covered by letters of credit issued or confirmed by a bank acceptable to the Bank, or those otherwise deemed acceptable to Bank.

    e. Credit balances greater than 90 days from invoice date.

EXHIBIT A
Page 4

5.  f. Government receivables, unless assigned to the Bank.

    g. Accounts where the account debtor is a seller to Borrower, whereby a potential offset exists.

    h. Accounts over 90 days from invoice date.

6. All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles applied on basis consistent with previous years. Compliance with financial covenants shall be calculated and monitored on a quarterly basis.

7. Borrower affirmatively covenants that so long as any loans, obligations or liabilities remain outstanding or unpaid to Bank, it will:

    a. Maintain a minimum tangible net worth (meaning the excess of all assets, excluding any value for goodwill, trademarks, patents, copyrights, organization expense and other similar intangible items, over its liabilities, less subordinated debt) on a quarterly basis, of not less than $6,000,000 as of FYE 6/30/95, stepping up to $7,000,000 as of FYE 6/30/96,
$8,000,000 as of FYE 6/30/97 and $9,000,000 as of FYE 6/30/98.

    b. Maintain minimum working capital ( meaning the excess of current assets over current liabilities) of $4MM.

    c. Maintain a minimum ratio of current assets to current liabilities of
1.5 to 1.0.

    d. Maintain a maximum ratio of total debt to tangible net worth not to exceed 1.3 to 1.0.

    e. Maintain all significant bank accounts and banking relationship with Bank.

    f. Reduce the "overadvance" by $150,000 every six months until maturity, commencing 11/1/95.

EXHIBIT A
Page 5

7. g. Within 15 working days from each month-end, deliver to Bank an accounts receivable aging, a detailed accounts payable aging. All the foregoing will be in form satisfactory to the Bank.

    h. Within 30 days after the end of each month, deliver to Bank a profit and loss statement and a balance sheet in form satisfactory to Bank all certified by an officer of Borrower.

    i. Within 90 days after end of Borrower's fiscal year, deliver to Bank deliver to Bank the same financial statements as otherwise provided monthly and quarterly together with Changes in Financial Position Statement, certified without qualification by an independent certified public accountant selected by Borrower but acceptable to Bank.

    j. Rights and Facilities. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business or partnership, maintain and preserve its existence.

    k. Insurance. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses. Borrower shall provide evidence of property insurance in amounts and types acceptable to the Bank. Bank to be named as loss payee.

    l. Taxes and Other Liabilities. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and any of its liabilities at any time existing, except to the extent and so long as:

       (a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse affect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

EXHIBIT A
Page 6

7.  l. (b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed it adequate with respect thereto.

        m. Records and Reports. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times.

8. The loans under the Security and Loan Agreement will provide for the following usage:

    a. Up to $5,000,000 in direct drawings.

    b. Up to $4,000,000 for Bankers' Acceptances ("BAs")in amount not less than $250,000. The maturity of each BA is not to exceed 90 days.

    c. The combined outstandings of (a) and (b) cannot exceed $5,000,000.

9. Loan fees and interest:

    a. Borrower will pay 0.50% on the unused portion of the commitment, a non-utilization fee on a quarterly average basis should average loan outstanding, inclusive of Banker Acceptances, be less then $2,500,000 for any quarter.

b. The rate of interest applicable to the Loan Account shall be .50% per year in excess of the rate of interest which Bank has announced as its prime lending rate ("Prime Rate") which shall vary concurrently with any change in such Prime Rate. Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance of the loan account is outstanding divided by 360, which shall, for interest computation purposes, be considered one year. Bank at its option may demand payment of any or all of the amount due under the Loan Account including accrued but unpaid interest, at any time. Such notice may be given verbally or in writing and should be effective upon receipt by Borrower. The default rate shall be two percent per year in excess of the rate otherwise applicable

    c. Bankers' Acceptances to be priced at the Imperial Bank prevailing BA rate plus 250 basis points.

EXHIBIT A
Page 7

10. Miscellaneous Provisions. Failure or Indulgence Not Waiver. No failure or delay on the part of your Bank or any holder or Notes Issued hereunder, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege. All rights and remedies existing under this agreement or any not issued in connection with a loan that your Bank may make hereunder, are cumulative to, not exclusive of, any rights or remedies otherwise available.

11. This Addendum is executed by and on behalf of the parties as of the date first above written.

OVERLAND DATA, INC. "BORROWER"

By: /s/ Scott McClendon
   ---------------------------------
Title:  President & CEO

IMPERIAL BANK "Bank"

By: /s/ Jed Harris
   ---------------------------------
Title: Vice President

                                 IMPERIAL BANK
                                  MEMBER FDIC

                      CORPORATE RESOLUTION REGARDING CREDIT

OFFICE:  San Diego Regional       ADDRESS:  701 B Street
                                            San Diego, California 92101

    RESOLVED, that   OVERLAND DATA, INC.      borrow from IMPERIAL BANK,
hereinafter referred to as "Bank", from time to time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the
principal sum of   Five Million and No/100  DOLLARS ($5,000,000.00), in
addition to such amount as may be otherwise authorized:

    RESOLVED FURTHER, that any  2  of the following named officers

    Scott McClendon     the  President/CEO
    -------------------      ---------------------
    Dale Hornback       the  Vice President
    -------------------      ---------------------
    Martin D. Gray      the  Vice Pres./Secretary
    -------------------      ---------------------

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;

    RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;

    RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;

    RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;

    RESOLVED FURTHER, that the resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as to the signatures of the above names persons shall be binding on this corporation.

    I MARTIN D. GRAY, Secretary of the above named corporation, duly organized and existing under the laws of the State of CALIFORNIA, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.

    I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

    EXECUTED ON

    AUTHORIZED SIGNATURES

Signature /s/ Scott McClendon               /s/ Martin D. Gray
         ---------------------------------  ---------------------------------
                 Scott McClendon                       (Secretary)
                                                     Martin D. Gray
Signature /s/ Dale Hornback
         ---------------------------------
                 Dale Hornback
Signature /s/ Martin D. Gray
         ---------------------------------
                 Martin D. Gray
Signature
         ---------------------------------

Attachment to Agreement to Provide Insurance dtd. 5/2/95, consisting of one page
OVERLAND DATA, INC.
collateral description

                                   EXHIBIT A

ALL PERSONAL PROPERTY, WHETHER PRESENTLY EXISTING OR HEREAFTER CREATED OR ACQUIRED, INCLUDING BUT NOT LIMITED TO: ALL ACCOUNTS, CHATTEL PAPER, DOCUMENTS, INSTRUMENTS, MONEY, DEPOSIT ACCOUNTS AND GENERAL INTANGIBLES INCLUDING RETURNS, REPOSSESSIONS, BOOKS AND RECORDS RELATING THERETO, AND EQUIPMENT CONTAINING SAID BOOKS AND RECORDS. ALL GOODS INCLUDING EQUIPMENT AND INVENTORY. ALL PROCEEDS INCLUDING WITHOUT LIMITATION, INSURANCE PROCEEDS. ALL GUARANTEES AND OTHER SECURITY THEREFOR.

                                 IMPERIAL BANK
                                  MEMBER FDIC

                         AGREEMENT TO PROVIDE INSURANCE
                          (REAL OR PERSONAL PROPERTY)

TO: IMPERIAL BANK                                Date:  May 2, 1995
    701 "B" Street                               Borrower:
    San Diego, California 92101                       OVERLAND DATA INC.

In consideration of a loan in the amount of $   5,000,000.00, secured by
Accounts Receivable, Inventory and Equipment as described on the attached "EXHIBIT A", consisting of one page.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

    1.   Fire and extended coverage in an amount sufficient to cover:

         a)   The amount of the loan, OR

         b)   All existing encumbrances, whichever is greater,

         But not in excess of the replacement value of the improvements on the real property.

    2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

                            INSURANCE INFORMATION
Insurance Co./ Agent    BARNEY & BARNEY            Telephone No: (619) 457-3414
Agent's Address:        9171 TOWN CENTRE DRIVE, SUITE 200
                        SAN DIEGO, CA  92122

                                                      OVERLAND DATA INC.

                           Signature of Obligor: By
                                                   ----------------------------
                                                         Scott McClendon

                           Signature of Obligor: By
                                                   ----------------------------
                                                         Dale Hornback, VP

                                 IMPERIAL BANK
                                  MEMBER FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                             DISBURSEMENT INSTRUCTIONS

Name(s):  OVERLAND DATA INC.                     Date: May 2, 1995

$                paid to you directly by Cashiers Check No.

$ 4,600,000.00   credited to deposit account No. 11-047-777 when advances are requested

$   400,000.00   paid on Loan(s) No.  11-15108-0003

$                to                       Title Insurance Company

$                to Public Officials

$                to

$                to

$                to

$                to

$ 5,000,000.00   SUBTOTAL (NOTE AMOUNT)

LESS $    0.00   Prepaid Finance Charge (Loan Fee(s))

$ 5,000,000.00   TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.

OVERLAND DATA INC.

BY/s/ Scott McClendon, President & CEO
  ------------------------------------  ------------------------------------
              Signature                              Signature

BY /s/ Dale Hornback, VP
  ------------------------------------  ------------------------------------
              Signature                              Signature